Exhibit 99.1

475 Half Day Road, Suite 500 Lincolnshire, IL 60069 USA T: +1 847 634 6700 F: +1 847 913 8766 www.zebra.com

FOR IMMEDIATE RELEASE

Contact:

Investors:	Media:
Douglas A. Fox, CFA	Robb Kristopher
Vice President, Investor Relations	Director, Corporate Communications
and Treasurer	and Public Relations
+ 1 847 793 6735	+ 1 847 793 5514
dfox@zebra.com	rkristopher@zebra.com

FOR IMMEDIATE RELEASE

Zebra Technologies Announces Record Sales

for the 2014 Second Quarter

Acquisition expenses of $20.4 million related to the

pending acquisition of the Enterprise Business of Motorola Solutions

Lincolnshire, Ill., August 5, 2014— Zebra Technologies Corporation (NASDAQ: ZBRA) today reported record 2014 second quarter net sales of $288,421,000, up 13.9% from $253,160,000 for the second quarter of 2013. Diluted earnings per share of $0.54 for the second quarter of 2014 include $20,364,000 in acquisition expenses related to the pending acquisition of the Enterprise business of Motorola Solutions, which was announced on April 15, 2014. Diluted earnings per share for the second quarter of 2013 were $0.60 and include $618,000 of acquisition expenses.

For the second quarter of 2014, non-GAAP net income was $43,265,000, or $0.84 per diluted share, up 35.5% from $31,959,000, or $0.62 per diluted share, for the second quarter of 2013.

Summary Financial Performance (Unaudited)
	2Q14	2Q13	Change
Net sales (in 000s)	$288,421	$253,160	13.9%
Gross margin (%)	49.3	47.8	1.5	pts.
GAAP net income (in 000s)	$27,557	$30,566	(9.8)%
GAAP Diluted EPS	$0.54	$0.60	(10.0)%
Non-GAAP net income (in 000s)	$43,265	$31,959	35.4%
Non-GAAP Diluted EPS	$0.84	$0.62	35.5%

(1)	A Reconciliation of Non-GAAP financial information to GAAP information is available in the financial tables in this release.

“Zebra continued to extend its industry leadership, with effective execution on a proven business strategy,” stated Anders Gustafsson, Zebra’s chief executive officer. “Our singular focus of delivering products and solutions that deliver increasing levels of visibility into the operations of our customers is driving more business and greater opportunities for growth. During the second quarter, we made good progress on integration planning for the pending acquisition of Motorola’s Enterprise business. We remain enthusiastic about the compelling strategy supporting the transaction. The combination of the businesses will make Zebra the industry leader in Asset Enterprise Intelligence, and position the company to increasingly benefit from important trends in mobility, cloud computing and data analytics.”

As of June 28, 2014, Zebra had $528,581,000 in cash and investments, and no long-term debt. Net inventories were $126,103,000, and net accounts receivable were $165,426,000.

Discussion and Analysis – Second Quarter

•	Net sales growth of 13.9% from the comparable quarter a year ago resulted from sales growth across all product categories, with notable increases in supplies, services, and tabletop, desktop and mobile printers. The increase in service revenue was modestly affected by the December 2013 acquisition of Hart Systems LLC, which also contributed to growth in North American sales. Performance in North American sales also reflects an increase in shipments of large enterprise deals. The Europe, Middle East and Africa region benefited from improved business activity, with notable sales to retail customers. Movement in foreign currency, net of hedges, increased sales by $3,523,000.

•	Gross margin of 49.3%, versus 47.8% in 2013, reflects higher sales across all regions and product volumes across all product categories, lower product costs, and a reduction in freight costs. Favorable movements in foreign currency, net of hedges, increased second quarter gross profit by $1,867,000

•	Operating expenses for the second quarter increased 28.9%, primarily as a result of increased compensation, acquisition and amortization costs as a result of the December 2013 acquisition of Hart Systems LLC. Acquisition costs consist of transactions costs and integration activities related to the pending acquisition of the Enterprise business of Motorola Solutions, which was announced in April 2014.

•	During the second quarter, Zebra entered into forward interest rate swaps to hedge potential movements in interest rates associated with the anticipated debt funding for the acquisition of Motorola’s Enterprise business. A decline in interest rates resulted in a $2,433,000 loss in the value of the hedging instruments for the quarter.

•	Effective income tax rate of 11.1% reflects the effect of acquisition costs on income primarily in the U.S. These higher costs are resulting in a higher than normal percentage of income generated from jurisdictions with lower effective income tax rates.

Third Quarter Outlook

Zebra announced its financial forecast for the third quarter of 2014. Net sales are expected within a range of $285,000,000 to $295,000,000. Non-GAAP earnings per share are expected within a range of $0.81 to $0.91, excluding certain expenses including those associated with the acquisition of Motorola’s Enterprise business, and assuming an income tax rate of 20.0%.

Conference Call Notification

Investors are invited to listen to a live webcast of Zebra’s conference call discussing the company’s financial results for the second quarter of 2014. The conference call will be held at 9:00 AM Eastern Time today. To listen to the call, visit the company’s website at http://www.zebra.com.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the third quarter of 2013 stated in the paragraph above captioned “Third Quarter Outlook.” Similarly, statements herein that describe the proposed transaction between Zebra and Motorola Solutions including, its financial impact, and other statements of managements’ beliefs, intentions, or goals are also forward-looking statements. Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this release.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. The continued uncertainty over future global economic conditions, the availability of credit, capital markets volatility, may have adverse effects on Zebra, its suppliers and its customers. In addition, a disruption in our ability to obtain products from vendors as a result of supply chain constraints, natural disasters or other circumstances could restrict sales and negatively affect customer relationships. Profits and profitability will be affected by Zebra’s ability to control manufacturing and operating costs. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra may be involved is another factor. The success of integrating acquisitions, including Hart Systems, could also affect profitability, reported results and the company’s competitive position in it industry. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2013.

About Zebra Technologies

A global leader in enterprise asset intelligence, Zebra Technologies Corporation (NASDAQ: ZBRA) offers solutions that give a virtual voice to an organization’s assets, people and transactions, enabling organizations to unlock greater business value. The company’s extensive portfolio of innovative and reliable marking and printing products, RFID and real-time location solutions, illuminates mission-critical information that help customers take smarter business actions. For more information about Zebra’s solutions, visit http://www.zebra.com.

Use of Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures, consisting of “EBITDA,” “Adjusted EBITDA,” “Non-GAAP net income” and “Non-GAAP earnings per share” in addition to measure our operating performance. Management presents these measures to focus on the on-going operations and believes it is useful to investors because they enable them to perform meaningful comparisons of past and present operating results. Reconciliations of Operating Income to EBITDA, EBITDA to Adjusted EBITDA, and GAAP net income to Non-GAAP net income are included in the financial schedules contained in this press release. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

Contact:

Investors:	Media:
Douglas A. Fox, CFA	Robb Kristopher
Vice President, Investor Relations	Director, Corporate Communications
and Treasurer	and Public Relations
+ 1 847 793 6735	+ 1 847 793 5514
dfox@zebra.com	rkristopher@zebra.com

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	June 28, 2014	December 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$70,349	$62,827
Investments and marketable securities	455,644	350,380
Accounts receivable, net	165,426	176,917
Inventories, net	126,103	121,023
Deferred income taxes	19,810	19,810
Income tax receivable	8,860	7,622
Prepaid expenses and other current assets	13,055	15,524
Total current assets	859,247	754,103
Property and equipment at cost, less accumulated depreciation and amortization	107,115	109,588
Goodwill	155,800	155,800
Other intangibles, net	63,629	68,968
Other assets	33,178	31,353

Total assets	$1,218,969	$1,119,812

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,752	$34,688
Accrued liabilities	65,518	61,962
Deferred revenue	16,896	15,506
Income taxes payable	9,112	6,898
Total current liabilities	123,278	119,054
Long-term deferred tax liability	28,471	25,492
Deferred rent	1,484	1,131
Other long-term liabilities	17,674	15,477

Total liabilities	170,907	161,154

Stockholders’ equity:
Class A Common Stock	722	722
Additional paid-in capital	149,475	143,295
Treasury stock	(666,084)	(678,456)
Retained earnings	1,572,041	1,502,878
Accumulated other comprehensive loss	(8,092)	(9,781)

Total stockholders’ equity	1,048,062	958,658

Total liabilities and stockholders’ equity	$1,218,969	$1,119,812

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Net sales:
Net sales of tangible products	$270,049	$239,909	$531,941	$465,030
Revenue from services and software	18,372	13,251	44,748	25,067

Total net sales	288,421	253,160	576,689	490,097

Cost of sales:
Cost of sales of tangible products	136,962	125,664	267,411	242,775
Cost of services and software	9,290	6,589	19,171	13,350

Total cost of sales	146,252	132,253	286,582	256,125

Gross profit	142,169	120,907	290,107	233,972

Operating expenses:
Selling and marketing	35,755	33,830	71,171	67,345
Research and development	23,710	23,201	46,567	45,059
General and administrative	26,321	24,053	54,712	49,329
Amortization of intangible assets	2,667	1,863	5,339	3,726
Acquisition costs	20,364	618	25,291	1,100
Exit and restructuring costs	287	1,101	554	2,996

Total operating expenses	109,104	84,666	203,634	169,555

Operating income	33,065	36,241	86,473	64,417

Other income (expense):
Investment income	379	473	800	1,150
Foreign exchange income (loss)	43	(462)	(249)	(560)
Loss on interest rate swaps	(2,433)	0	(2,433)	0
Other, net	(57)	1,464	(49)	1,473

Total other income	(2,068)	1,475	(1,931)	2,063

Income from continuing operations before income taxes	30,997	37,716	84,542	66,480
Income taxes	3,440	7,158	15,379	12,380

Income from continuing operations	27,557	30,558	69,163	54,100
Income from discontinued operations, net of tax	0	8	0	8

Net income	$27,557	$30,566	$69,163	$54,108

Basic earnings per share:
Income from continuing operations	$0.54	$0.60	$1.37	$1.06
Income from discontinued operations	0.00	0.00	0.00	0.00

Net income	$0.54	$0.60	$1.37	$1.06

Diluted earnings per share:
Income from continuing operations	$0.54	$0.60	$1.35	$1.05
Income from discontinued operations	0.00	0.00	0.00	0.00

Net income	$0.54	$0.60	$1.35	$1.05

Basic weighted average shares outstanding	50,606	50,900	50,509	50,929
Diluted weighted average and equivalent shares outstanding	51,278	51,283	51,129	51,310

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Amounts in thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Net income	$27,557	$30,566	$69,163	$54,108
Other comprehensive income (loss):
Unrealized gains (losses) on hedging transactions, net of income taxes	776	(391)	1,389	1,352
Unrealized holding gains (losses) on investments, net of income taxes	348	(867)	496	(939)
Foreign currency translation adjustment	(29)	223	(196)	317

Comprehensive income	$28,652	$29,531	$70,852	$54,838

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Six Months Ended
	June 28, 2014	June 29, 2013
Cash flows from operating activities:
Net income	$69,163	$54,108
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	18,096	15,412
Share-based compensation	7,110	6,504
Excess tax benefit from share-based compensation	(3,947)	(3,727)
Loss on sale of property and equipment	49	182
Deferred income taxes	2,979	4,439
Loss on forward interest rate swaps	2,433	0
Changes in assets and liabilities:
Accounts receivable, net	11,359	(1,976)
Inventories, net	(5,061)	14,190
Other assets	2,583	1,313
Accounts payable	(5,336)	3,263
Accrued liabilities	3,535	(6,094)
Deferred revenue	502	1,585
Income taxes	4,706	476
Other operating activities	1,742	1,381

Net cash provided by operating activities	109,913	91,056

Cash flows from investing activities:
Purchases of property and equipment	(7,962)	(8,547)
Acquisition of intangible assets	0	(500)
Purchase of long-term investments	(1,213)	(604)
Purchase of investments and marketable securities	(276,400)	(231,174)
Maturities of investments and marketable securities	20,852	19,188
Proceeds from sales of investments and marketable securities	150,781	142,230

Net cash used in investing activities	(113,942)	(79,407)

Cash flows from financing activities:
Purchase of treasury stock	0	(28,563)
Proceeds from exercise of stock options and stock purchase plan purchases	7,711	4,104
Excess tax benefit from share-based compensation	3,947	3,727

Net cash provided by (used in) financing activities	11,658	(20,732)

Effect of exchange rate changes on cash	(107)	229

Net increase (decrease) in cash and cash equivalents	7,522	(8,854)
Cash and cash equivalents at beginning of period	62,827	64,740

Cash and cash equivalents at end of period	$70,349	$55,886

Supplemental disclosures of cash flow information:
Income taxes paid, net	$7,627	$5,346

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

SALES BY PRODUCT CATEGORY

	Three Months Ended
	June 28,	June 29,	Percent	Percent of	Percent of
Product Category	2014	2013	Change	Net Sales 2014	Net Sales 2013
Hardware	$203,215	$178,938	13.6	70.5	70.8
Supplies	65,279	59,618	9.5	22.6	23.5
Service and software	18,372	13,251	38.6	6.4	5.2

Subtotal products	286,866	251,807	13.9	99.5	99.5
Shipping and handling	1,555	1,353	14.9	0.5	0.5

Total net sales	$288,421	$253,160	13.9	100.0	100.0

	Six Months Ended
	June 28,	June 29,	Percent	Percent of	Percent of
Product Category	2014	2013	Change	Net Sales – 2014	Net Sales – 2013
Hardware	$399,432	$345,630	15.6	69.3	70.6
Supplies	128,783	116,741	10.3	22.3	23.8
Service and software	44,748	25,067	78.5	7.8	5.1

Subtotal products	572,963	487,438	17.5	99.4	99.5
Shipping and handling	3,726	2,659	40.1	0.6	0.5

Total net sales	$576,689	$490,097	17.7	100.0	100.0

SALES BY GEOGRAPHIC REGION

	Three Months Ended
	June 28,	June 29,	Percent	Percent of	Percent of
Geographic Region	2014	2013	Change	Net Sales 2014	Net Sales 2013
Europe, Middle East and Africa	$94,200	$80,913	16.4	32.7	32.0
Latin America	25,204	24,322	3.6	8.7	9.6
Asia-Pacific	40,334	36,973	9.1	14.0	14.6

Total International	159,738	142,208	12.3	55.4	56.2
North America	128,683	110,952	16.0	44.6	43.8

Total net sales	$288,421	$253,160	13.9	100.0	100.0

	Six Months Ended
	June 28,	June 29,	Percent	Percent of	Percent of
Geographic Region	2014	2013	Change	Net Sales – 2014	Net Sales – 2013
Europe, Middle East and Africa	$185,639	$158,586	17.1	32.2	32.4
Latin America	50,844	47,454	7.1	8.8	9.7
Asia-Pacific	78,301	69,882	12.0	13.6	14.3

Total International	314,784	275,922	14.1	54.6	56.4
North America	261,905	214,175	22.3	45.4	43.6

Total net sales	$576,689	$490,097	17.7	100.0	100.0

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME

(Amounts in thousands, except per-share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Net income (GAAP)	$27,557	$30,566	$69,163	$54,108
Acquisition costs	$20,364	$618	$25,291	$1,100
Exit and restructuring costs	287	1,101	554	2,996
Loss on interest rate swaps	2,433	0	2,433	0
Effect on income taxes	(7,376)	(326)	(5,144)	(763)

Total adjustments	$15,708	$1,393	$23,134	$3,333

Net income (Non-GAAP)	$43,265	$31,959	$92,297	$57,441

GAAP net income per share
Basic	$0.54	$0.60	$1.37	$1.06

Diluted	$0.54	$0.60	$1.35	$1.05

Non-GAAP net income per share
Basic	$0.85	$0.63	$1.83	$1.13

Diluted	$0.84	$0.62	$1.81	$1.12

Basic weighted average shares outstanding	50,606	50,900	50,509	50,929
Diluted weighted average and equivalent shares outstanding	51,278	51,283	51,129	51,310

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

GAAP to NON-GAAP RECONCILIATION

(Amounts in thousands, except per-share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Operating Income to EBITDA and Adjusted EBITDA
Operating income (GAAP)	$33,065	$36,241	$86,473	$64,417
Depreciation	6,427	6,178	12,757	11,687
Amortization of intangible assets	2,667	1,863	5,339	3,726

EBITDA (Non-GAAP)	$42,159	$44,282	$104,569	$79,830

Acquisition costs	20,364	618	25,291	1,100
Exit and restructuring costs	287	1,101	554	2,996
Stock-based compensation expense	4,144	4,358	7,110	6,504
Loss on interest rate swaps	2,433	0	2,433	0

Adjusted EBITDA (Non-GAAP)	$69,387	$50,359	$139,957	$90,430